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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 28, 2006

                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)
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          Connecticut                    001-07698              06-0236700
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


60 Round Hill Road, Fairfield, Connecticut                        06824
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a board meeting held on February 28, 2006, the Board of Directors of Acme United Corporation, a Connecticut corporation (the "Company"), approved an amendment to the Company's By-Laws, as amended (the "By-Laws"), to add a new section to Article II of the By-Laws concerning advance notice requirements for shareholder proposals, titled Section 12 - Advance Notice of Other Shareholder Proposals. The By-Laws as so amended are attached as an exhibit to this Report and are incorporated by reference herein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  Financial Statements and Exhibits.

   3.2(ii)  By-Laws of the Company (as amended through February 28, 2006).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACME UNITED CORPORATION

By          /s/ WALTER C. JOHNSEN
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                Walter C. Johnsen
                 President and
             Chief Executive Officer

Dated:  March 3, 2006



By          /s/ PAUL G. DRISCOLL
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                Paul G. Driscoll
               Vice President and
              Chief Financial Officer

Dated:  March 3, 2006


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EXHIBIT INDEX


     Exhibit Number             Description
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     3.2(ii)                    By-Laws of the Company (as amended through
                                February 28, 2006).